Schedule of Investments
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–96.67%
Australia–4.05%
Bellevue Gold Ltd.(a)	2,809,025	$904,849
Cardinal Resources Ltd.(a)	9,329,307	2,396,830
Gold Road Resources Ltd.(a)	2,621,055	2,522,020
New Century Resources Ltd.(a)	2,151,184	311,049
Northern Star Resources Ltd.	255,335	2,189,713
OceanaGold Corp.	514,925	1,077,786
		9,402,247
Canada–67.13%
Agnico Eagle Mines Ltd.	181,239	11,204,195
Alamos Gold, Inc., Class A	1,041,306	6,570,126
B2Gold Corp.	2,611,461	11,306,991
Barrick Gold Corp.	629,029	11,649,617
Chesapeake Gold Corp.(a)	632,320	1,447,733
Detour Gold Corp.(a)	246,297	4,410,789
Franco-Nevada Corp.	103,801	11,798,991
Guyana Goldfields, Inc.(a)	2,429,714	1,303,534
INV Metals, Inc.(a)	2,621,042	653,577
Ivanhoe Mines Ltd., Class A(a)	2,596,982	6,711,258
Kinross Gold Corp.(a)	2,411,216	12,225,525
Lundin Gold, Inc.(a)	1,500,085	11,935,843
Osisko Mining, Inc.(a)	1,099,753	3,307,403
Premier Gold Mines Ltd.(a)	3,350,839	4,025,868
Pretium Resources, Inc.(a)	803,645	8,750,585
Progress Minerals, Inc., (Acquired 06/26/2018; Cost $1,215,733)(b)(c)(d)	6,474,020	438,320
Reunion Gold Corp.(a)	6,496,007	638,115
Roxgold, Inc.(a)	4,198,093	3,299,091
Rubicon Minerals Corp.(a)	2,500,956	2,218,348
Sabina Gold & Silver Corp.(a)	1,900,674	2,556,445
Sabina Gold & Silver Corp.	221,070	297,344
Sandstorm Gold Ltd.(a)	1,568,662	10,762,771
SEMAFO, Inc.(a)	2,010,080	4,237,663
TMAC Resources, Inc.(a)	775,267	1,546,550
Torex Gold Resources, Inc.(a)	915,619	12,598,928
Wheaton Precious Metals Corp.	340,155	10,017,565
		155,913,175
Shares		Value
Egypt–1.14%
Centamin PLC	1,475,800	$2,644,721
Ivory Coast–3.85%
Endeavour Mining Corp.(a)	436,759	8,943,758
Mexico–2.16%
Fresnillo PLC	573,672	5,020,182
Mongolia–3.06%
Turquoise Hill Resources Ltd.(a)	10,920,565	7,096,634
Switzerland–0.87%
Glencore PLC	687,718	2,016,034
United States–12.72%
Boart Longyear Ltd.(a)	26,944	27,011
Boart Longyear Ltd., Wts., expiring 09/13/2024(a)	37,293	4,868
iShares® Gold Trust - ETF(a)	564,600	8,564,982
Newmont Corp.	272,727	12,289,079
SPDR ® Gold Trust–ETF(a)	58,000	8,661,140
		29,547,080
Zambia–1.69%
First Quantum Minerals Ltd.	502,309	3,932,236
Total Common Stocks & Other Equity Interests (Cost $218,640,459)		224,516,067
Money Market Funds–3.27%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(e)	2,782,674	2,782,675
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(e)	1,619,575	1,620,222
Invesco Treasury Portfolio, Institutional Class, 1.47%(e)	3,180,200	3,180,200
Total Money Market Funds (Cost $7,583,097)		7,583,097
TOTAL INVESTMENTS IN SECURITIES—99.94% (Cost $226,223,556)		232,099,164
OTHER ASSETS LESS LIABILITIES–0.06%		143,810
NET ASSETS–100.00%		$232,242,974

Investment Abbreviations:
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipt
Wts.	– Warrants
See accompanying notes which are an integral part of this schedule.
Invesco Gold & Precious Metals Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2020 represented less than 1% of the Fund’s Net Assets.
(c)	The Investment Company Act of 1940 as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough to the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the nine months ended January 31, 2020.

	Value April 30, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value January 31, 2020	Dividend Income
Progress Minerals, Inc.	$1,208,110	$-	$-	$(769,790)	$-	$438,320	$-

(d)	Security valued using significant unobservable inputs (Level 3). See Note 1.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Gold & Precious Metals Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$3,474,616	$5,927,631	$—	$9,402,247
Canada	155,474,855	—	438,320	155,913,175
Egypt	—	2,644,721	—	2,644,721
Ivory Coast	8,943,758	—	—	8,943,758
Mexico	—	5,020,182	—	5,020,182
Mongolia	7,096,634	—	—	7,096,634
Switzerland	—	2,016,034	—	2,016,034
United States	29,520,069	27,011	—	29,547,080
Zambia	3,932,236	—	—	3,932,236
Money Market Funds	7,583,097	—	—	7,583,097
Total Investments	$216,025,265	$15,635,579	$438,320	$232,099,164
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Gold & Precious Metals Fund